UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Yahoo! Inc.
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(Name of Registrant as Specified In Its Charter)

Third Point LLC
Third Point Offshore Master Fund L.P.
Third Point Ultra Master Fund L.P.
Third Point Partners L.P.
Third Point Partners Qualified L.P.
Third Point Reinsurance Co. Ltd.
Lyxor/Third Point Fund Limited
dbX-Risk Arbitrage 11 Fund
Daniel S. Loeb
Harry J. Wilson
Michael J. Wolf
Jeffrey A. Zucker
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On March 12, 2012, Third Point LLC and Daniel S. Loeb, together with Harry Wilson, filed with the U.S. Securities and Exchange Commission (the “Commission”) a sixth amendment to the Schedule 13D of Third Point LLC (“Amendment No. 6”) with respect to Yahoo! Inc., a Delaware corporation.  Amendment No. 6, is attached hereto as Exhibit 1 and is incorporated herein by reference.

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Exhibits
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Exhibit 1	Amendment No. 6 to Schedule 13D of Third Point LLC, filed with the Commission on March 12, 2012.